Exhibit 99.1

TripAdvisor Reports Second Quarter 2016 Financial Results

NEEDHAM, MA, August 3, 2016 — TripAdvisor, Inc. (NASDAQ: TRIP) today announced financial results for the second quarter ended June 30, 2016.

“We took important steps along our key initiatives during the second quarter,” said Steve Kaufer, President and Chief Executive Officer of TripAdvisor. “Hotel instant booking is now live to users around the globe. We also continued to build a more end-to-end travel experience through our attractions, restaurants and vacation rental businesses as we grew bookable supply and improved our consumer offering on all devices, especially on mobile. We continue to play the long game as we navigate our business to deliver the best user experience in travel.”

Second Quarter 2016 Financial Summary

	Three months ended June 30,
(In millions, except percentages and per share amounts)	2016	2015	% Change
Revenue	$391	$405	(3)%

GAAP Net Income	$34	$58	(41)%

Adjusted EBITDA (1)	$95	$123	(23)%
Non-GAAP Net Income (1)	$56	$79	(29)%

Diluted Earnings per Share:
GAAP	$0.23	$0.40	(43)%
Non-GAAP (1)	$0.38	$0.54	(30)%

Cash flow from operating activities	$237	$200	19%
Free cash flow (1)	$218	$177	23%
(1)	Please refer to “Non-GAAP Financial Measures” below for definitions of these non-GAAP financial measures, as well as reconciliations to the most directly comparable GAAP financial measure.

Chief Financial Officer Ernst Teunissen added, “Our second quarter financial results reflect the reduced revenue growth and lower profit margin from significant investments we are making in pursuit of our key initiatives. While recent events cloud our near-term visibility, 2016 remains an important year as we navigate our way towards sustainable growth and profitability.”

Second Quarter 2016 Summary

●	Revenue was $391 million, a decrease of 3% year-over-year.
●	GAAP Net Income was $34 million, or $0.23 per diluted share.
●	Adjusted EBITDA was $95 million, a decrease of 23% year-over year.
●	Non-GAAP net income was $56 million, or $0.38 per diluted share.
●	Cash flow from operations was $237 million, an increase of 19%.
●	Free cash flow was $218 million, an increase of 23%.
●	Average monthly unique visitors reached 350 million*.
●	User reviews and opinions reached 385 million at June 30, 2016, covering 1,035,000 hotels and accommodations, 815,000 vacation rentals, 4.1 million restaurants and 690,000 attractions and experiences.
●	Global launch of instant booking was completed, enabling users around the world to seamlessly book more than 500,000 hotels on TripAdvisor sites.

Second Quarter 2016 Financial Summary

Revenue for the second quarter of 2016 was $391 million, a decrease of $14 million, or 3% year-over-year.

	Three months ended June 30,
(In millions, except percentages)	2016	2015	% Change
Revenue by Segment:
Hotel	$316	$343	(8)%
Non-Hotel	75	62	21%
Total Revenue	$391	$405	(3)%

Revenue by Source:
TripAdvisor-branded click-based and transaction (1)	$201	$237	(15)%
TripAdvisor-branded display-based advertising and subscription (2)	72	68	6%
Other hotel revenue (3)	43	38	13%
Non-Hotel	75	62	21%
Total Revenue	$391	$405	(3)%

Revenue by Geography (% of total revenue):
North America	58%	52%
EMEA	30%	31%
APAC	9%	12%
LATAM	3%	5%

(1)	Consists of click-based advertising revenue, from TripAdvisor-branded websites, as well as transaction-based revenue from instant booking.
(2)	Includes revenue from display-based advertising and subscription-based hotel advertising revenue on TripAdvisor-branded sites, as well as content licensing with third party sites.
(3)	Includes revenue from non-TripAdvisor branded websites, including click-based advertising revenue, display-based advertising revenue and room reservations sold through these websites.

GAAP costs and expenses for the second quarter of 2016 were $343 million, an increase of 5% year-over-year.

GAAP Net Income for the second quarter of 2016 was $34 million, or $0.23 per diluted share.

Non-GAAP net income for the second quarter of 2016 was $56 million, or $0.38 per diluted share.

Cash flow from operating activities for the second quarter of 2016 was $237 million, an increase of $37 million year-over-year.

Free Cash flow for the second quarter of 2016 was $218 million, an increase of $41 million year-over-year.

Cash and cash equivalents, short and long term marketable securities were $891 million as of June 30, 2016, an increase of $193 million from December 31, 2015.

Long-term debt was $91 million as of June 30, 2016, a decrease of $109 million from December 31, 2015.

Employees - TripAdvisor had 3,350 employees as of June 30, 2016, compared to 3,108 at March 31, 2016 and 3,000 employees at June 30, 2015.

Conference Call

TripAdvisor posted prepared remarks, supplemental financial information and an investor presentation on the Investor Relations section of TripAdvisor’s website at http://ir.tripadvisor.com. TripAdvisor will host a conference call tomorrow, August 4, 2016, at 8:30 a.m., Eastern Time, to discuss TripAdvisor’s second quarter 2016 operating results, as well as other forward-looking information about TripAdvisor’s business. Domestic callers may access the earnings conference call by dialing (877) 224-9081 (International callers, dial (224) 357-2223). Investors and other interested parties may also go to the Investor Relations section of TripAdvisor’s website at http://ir.tripadvisor.com/events.cfm for a live webcast of the conference call. Please access the website at least 15 minutes prior to the call to register, download, and install any necessary audio software. A replay of the conference call will be available on TripAdvisor’s website noted above or by phone (dial (855) 859-2056 and enter the passcode 91064719) until August 11, 2016 and the webcast will be accessible at http://ir.tripadvisor.com/events.cfm for at least twelve months following the conference call.

About TripAdvisor
TripAdvisor® is the world's largest travel site**, enabling travelers to unleash the potential of every trip. TripAdvisor offers trusted advice from real travelers and a wide variety of travel choices and planning features with seamless links to booking tools that check hundreds of websites to find the best hotel prices. TripAdvisor branded sites make up the largest travel community in the world, reaching 350 million average monthly unique visitors, and reached 385 million reviews and opinions covering 6.6 million accommodations, restaurants and attractions. The site operates in 48 markets worldwide. TripAdvisor: Know better, Book better and Go better.

TripAdvisor® (NASDAQ:TRIP), through its subsidiaries, manages and operates websites under 23 other travel media brands: www.airfarewatchdog.com, www.bookingbuddy.com, www.cruisecritic.com, www.familyvacationcritic.com, www.flipkey.com, www.thefork.com (including www.lafourchette.com, www.eltenedor.com, www.iens.nl, www.besttables.com and www.dimmi.com.au), www.gateguru.com, www.holidaylettings.co.uk, www.holidaywatchdog.com, www.housetrip.com, www.independenttraveler.com, www.jetsetter.com, www.niumba.com, www.onetime.com, www.oyster.com, www.seatguru.com, www.smartertravel.com, www.tingo.com, www.travelpod.com, www.tripbod.com, www.vacationhomerentals.com, www.viator.com, and www.virtualtourist.com.

*Source: TripAdvisor log files, average monthly unique visitors, Q2 2016

**Source: comScore Media Metrix for TripAdvisor Sites, worldwide, May 2016

TripAdvisor, Inc.

SELECTED FINANCIAL INFORMATION

Condensed Consolidated Statements of Operations

(in millions, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenue	$391	$352	$405	$743	$768

Costs and expenses:
Cost of revenue	20	16	16	36	29
Selling and marketing (1)	202	172	192	374	350
Technology and content (1)	62	61	50	123	99
General and administrative (1)	34	37	44	72	77
Depreciation	17	16	15	33	28
Amortization of intangible assets	8	8	9	15	16
Total costs and expenses	343	310	326	653	599
Operating income	48	42	79	90	169
Total other income (expense), net	(3)	(4)	3	(6)	(1)
Income before income taxes	45	38	82	84	168
Provision for income taxes	(11)	(11)	(24)	(22)	(47)
Net income	$34	$27	$58	$62	$121

Earnings per share attributable to common stockholders:
Basic	$0.23	$0.19	$0.40	$0.42	$0.85
Diluted	$0.23	$0.18	$0.40	$0.42	$0.83

Weighted average common shares outstanding:
Basic	146	145	144	146	143
Diluted	147	147	146	147	146

(1) Includes stock-based compensation expense as follows:

Selling and marketing	$5	$4	$4	$10	$8
Technology and content	$10	$9	$7	$20	$13
General and administrative	$7	$6	$7	$12	$13

TripAdvisor, Inc.

Condensed Consolidated Balance Sheets

(in millions, except number of shares and per share amounts)

(Unaudited)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$766	$614
Short-term marketable securities	87	47
Accounts receivable, net of allowance for doubtful accounts of $6 and $6, respectively	230	180
Prepaid expenses and other current assets	24	24
Total current assets	1,107	865
Long-term marketable securities	38	37
Property and equipment, net of accumulated depreciation of $120 and $88, respectively	256	247
Intangible assets, net of accumulated amortization of $68 and $52, respectively	169	176
Goodwill	733	732
Other long-term assets	82	71
TOTAL ASSETS	$2,385	$2,128

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$25	$10
Deferred merchant payables	288	105
Deferred revenue	97	64
Current portion of debt	1	1
Taxes payable	11	9
Accrued expenses and other current liabilities	153	123
Total current liabilities	575	312
Deferred income taxes, net	18	15
Other long-term liabilities	196	189
Long-term debt	91	200
Total Liabilities	880	716

Stockholders’ equity:
Preferred stock, $0.001 par value	-	-
Authorized shares: 100,000,000
Shares issued and outstanding: 0 and 0
Common stock, $0.001 par value	-	-
Authorized shares: 1,600,000,000
Shares issued: 134,430,268 and 133,836,242, respectively
Shares outstanding: 132,829,000 and 132,443,111, respectively
Class B common stock, $0.001 par value	-	-
Authorized shares: 400,000,000
Shares issued and outstanding: 12,799,999 and 12,799,999, respectively
Additional paid-in capital	783	741
Retained earnings	888	826
Accumulated other comprehensive loss	(62)	(63)
Treasury stock-common stock, at cost, 1,601,268 and 1,393,131 shares, respectively	(104)	(92)
Total Stockholders’ Equity	1,505	1,412
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,385	$2,128

TripAdvisor, Inc.

Condensed Consolidated Statements of Cash Flows

(in millions)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operating activities:
Net income	$34	$27	$58	$62	$121
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment, including amortization of internal-use software and website development	17	16	15	33	28
Amortization of intangible assets	8	8	9	15	16
Stock-based compensation expense	22	19	18	42	34
Deferred tax (benefit) expense	(7)	2	6	(5)	9
Excess tax benefits from stock-based compensation	(1)	(4)	(23)	(6)	(30)
Other, net	-	-	(3)	-	-
Changes in operating assets and liabilities, net of effects from acquisitions:	164	52	120	216	121
Net cash provided by operating activities	237	120	200	357	299

Investing activities:
Capital expenditures, including internal-use software and website development	(19)	(17)	(23)	(36)	(54)
Acquisitions, net of cash acquired	2	-	(24)	1	(29)
Purchases of marketable securities	(82)	(16)	(60)	(98)	(92)
Sales of marketable securities	7	33	21	40	46
Maturities of marketable securities	5	11	13	17	22
Net cash provided by (used in) investing activities	(87)	11	(73)	(76)	(107)

Financing activities:
Repurchase of common stock	(11)	(1)	-	(12)	-
Proceeds from Chinese credit facilities	-	-	2	-	4
Payments to Chinese credit facilities	-	-	(41)	-	(41)
Principal payments on term loan	-	-	(290)	-	(300)
Proceeds from revolving credit facility, net of financing costs	-	-	287	-	287
Payments to revolving credit facility	(19)	(90)	-	(109)	-
Proceeds from exercise of stock options	1	2	1	3	9
Payment of minimum withholding taxes on net share settlements of equity awards	(2)	(9)	(49)	(11)	(62)
Excess tax benefits from stock-based compensation	1	4	23	6	30
Other financing activities, net	-	-	9	-	12
Net cash used in financing activities	(30)	(94)	(58)	(123)	(61)
Effect of exchange rate changes on cash and cash equivalents	(7)	2	9	(6)	(3)
Net increase in cash and cash equivalents	113	39	78	152	128
Cash and cash equivalents at beginning of period	653	614	505	614	455
Cash and cash equivalents at end of period	$766	$653	$583	$766	$583

TripAdvisor, Inc.

Segment Results

(in millions, except percentages)

(Unaudited)

	Three Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	Q / Q Growth	Y / Y Growth
Revenue:
Hotel	$316	$303	$343	4%	(8)%
Non-Hotel	75	49	62	53%	21%
Total revenue	$391	$352	$405	11%	(3)%
Adjusted EBITDA:
Hotel	$105	$106	$125	(1)%	(16)%
Non-Hotel	(10)	(21)	(2)	52%	(400)%
Total Adjusted EBITDA (1)	$95	$85	$123	12%	(23)%
Adjusted EBITDA Margin:
Hotel	33%	35%	36%
Non-Hotel	(13)%	(43)%	(3)%
Total Adjusted EBITDA Margin (1)	24%	24%	30%

Net Income (2)	$34	$27	$58
Net Income Margin	9%	8%	14%

	Six Months Ended		Y/Y
	June 30, 2016	June 30, 2015	Growth
Revenue:
Hotel	$619	$663	(7)%
Non-Hotel	124	105	18%
Total revenue	$743	$768	(3)%
Adjusted EBITDA:
Hotel	$211	$257	(18)%
Non-Hotel	(31)	(8)	(288)%
Total Adjusted EBITDA (1)	$180	$249	(28)%
Adjusted EBITDA Margin:
Hotel	34%	39%
Non-Hotel	(25)%	(8)%
Total Adjusted EBITDA Margin (1)	24%	32%

Net Income (2)	$62	$121
Net Income Margin	8%	16%

(1)	Please refer to “Non-GAAP Financial Measures” below for definitions of these non-GAAP financial measures, as well as reconciliations to the most directly comparable GAAP measure.
(2)	The Company does not calculate or report net income by segment.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP in our press release and related conference call or webcast, we also report certain non-GAAP financial measures. A “non-GAAP financial measure” refers to a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in such company’s financial statements. We use the following non-GAAP measures: Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per diluted share, free cash flow, non-GAAP revenue before effects of foreign exchange, and Adjusted EBITDA before effects of foreign exchange.

The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and should not be considered measures of TripAdvisor’s liquidity. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of certain items, as defined in our non-GAAP definitions below, which are recurring and will be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, even where similarly titled, limiting their usefulness for comparison purposes and therefore should not be used to compare TripAdvisor’s performance to that of other companies. We endeavor to compensate for the limitation of the non-GAAP financial measures presented by also providing the most directly comparable GAAP measures and descriptions of the reconciling items and adjustments to derive the non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors and analysts with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key measures used by management in operating our business.

We define our non-GAAP financial measures as below:

TripAdvisor defines “Adjusted EBITDA” as Net Income (loss) plus: (1) provision for income taxes; (2) other income (expense), net; (3) depreciation of property and equipment, including amortization of internal use software and website development; (4) amortization of intangible assets; (5) stock-based compensation and other stock-settled obligations; (6) goodwill, long-lived assets and intangible asset impairments; and (7) other non-recurring expenses and income. These items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount is not driven by core operating results and renders comparisons with prior periods less meaningful.

TripAdvisor defines “Adjusted EBITDA margin” as Adjusted EBITDA as a percentage of revenue.

Adjusted EBITDA and Adjusted EBITDA margin are key measures used by our management and board of directors to understand and evaluate the operating performance of our business, as a whole and our individual business segments, and on which internal budgets and forecasts are based and approved. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors and allows for another useful comparison of our performance with our historical results from prior periods.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results reported in accordance with GAAP. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results.

Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•	Adjusted EBITDA does not reflect the interest expense, or cash requirements necessary to service interest or principal payments on our debt;
•	Adjusted EBITDA does not consider the potentially dilutive impact of stock-based compensation or other stock-settled obligations;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and
•	Other companies, including companies in our own industry, may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

TripAdvisor defines “non-GAAP net income” as GAAP Net Income excluding, net of their related tax effects: (1) stock-based compensation expense and other stock-settled obligations; (2) amortization of intangible assets; (3) certain gains, losses, and other expenses that we do not believe are indicative of our ongoing operating results; (4) goodwill, long-lived assets and intangible asset impairments and (5) other non-recurring expenses and income. We believe non-GAAP net income is an operating performance measure which provides investors and analysts with useful supplemental information about the financial performance of our business, as it incorporates our unaudited condensed consolidated statement of operations, taking into account depreciation, which management believes is an ongoing cost of doing business, but excluding the impact of certain expenses, infrequently occurring items and items not directly tied to the core operations of our businesses, and also enables comparison of financial results between periods where certain items may vary independent of business performance.

TripAdvisor defines “non-GAAP net income per diluted share”, or non-GAAP Diluted EPS, as non-GAAP net income divided by GAAP diluted shares. We believe non-GAAP Diluted EPS is useful to investors because it represents, on a per share basis, our unaudited condensed consolidated statement of operations, taking into account depreciation, which we believe is an ongoing cost of doing business, as well as other items which are not allocated to the operating businesses such as interest expense, interest income, income taxes and foreign exchange gains or losses, but excluding the effects of certain expenses not directly tied to the core operations of our businesses. During the second quarter of 2016, the Company began calculating non-GAAP net income per diluted share using GAAP diluted shares determined under the treasury stock method. This change did not have a material effect on our previously reported non-GAAP EPS calculations in prior periods.

Non-GAAP net income and non-GAAP Diluted EPS have some of the same limitations as Adjusted EBITDA. In addition, non-GAAP net income does not include all items that affect our net income and GAAP diluted EPS for the period. Therefore, we think it is important to evaluate these measures along with our unaudited condensed consolidated statements of operations.

TripAdvisor defines “free cash flow” as net cash provided by operating activities less capital expenditures, which are purchases of property and equipment, including capitalization of internal-use software development costs. We believe this financial measure can provide useful supplemental information to help investors better understand underlying trends in our business, as it represents the operating cash flow that our operating businesses generate, less capital expenditures but before taking into account other cash movements that are not directly tied to the core operations of our businesses, such as financing activities, foreign exchange or certain investing activities. Free Cash Flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, it is important to evaluate Free Cash Flow along with the unaudited condensed consolidated statements of cash flows.

TripAdvisor calculates our foreign exchange effect of revenue or, “non-GAAP revenue before effects of foreign exchange” on a constant currency basis by excluding the effects of foreign exchange on revenue by translating actual revenue for the current year three months ended using the prior period exchange rates. We believe this is a useful measure that facilitates management's internal comparison to our historical performance because it excludes the effects of foreign currency volatility that is not indicative of our core operating results.

TripAdvisor calculates our foreign exchange effect of Adjusted EBITDA or, “Adjusted EBITDA before effects of foreign exchange,” on a constant currency basis, by excluding the effects of foreign exchange by translating all amounts included in Adjusted EBITDA for the current year three months ended using the prior period exchange rates. We believe this is a useful measure that facilitates management's internal comparison to our historical performance because it excludes the effects of foreign currency volatility that is not indicative of our core operating results.

Pursuant to the requirements of Regulation G, we present reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure below.

TripAdvisor, Inc.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in millions, except per share amounts and percentages)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Reconciliation of GAAP Net Income to Adjusted EBITDA (Non-GAAP):
GAAP Net Income	$34	$27	$58	$62	$121
Add: Provision for income taxes	11	11	24	22	47
Add: Other expense (income), net	3	4	(3)	6	1
Add: Depreciation and amortization of intangible assets	25	24	24	48	44
Add: Stock-based compensation	22	19	18	42	34
Add: Other non-recurring expenses	-	-	2	-	2
Adjusted EBITDA (Non-GAAP)	$95	$85	$123	$180	$249

Revenue (GAAP)	$391	$352	$405	$743	$768

Net Income margin (GAAP)	9%	8%	14%	8%	16%
Adjusted EBITDA margin (Non-GAAP) (1)	24%	24%	30%	24%	32%

Reconciliation from GAAP Net Income and GAAP Net Income per diluted share to Non-GAAP net income and Non-GAAP net income per diluted share:
GAAP Net Income	$34	$27	$58	$62	$121
Add: Stock-based compensation expense	22	19	18	42	34
Add: Amortization of intangible assets	8	8	9	15	16
Add: Other non-recurring expenses	-	-	2	-	2
Subtract: Income tax effect of Non-GAAP adjustments (2)	8	7	8	15	14
Non-GAAP net income	$56	$47	$79	$104	$159

GAAP diluted shares	147	147	146	147	146

GAAP Net Income per diluted share	$0.23	$0.18	$0.40	$0.42	$0.83
Non-GAAP net income per diluted share (3)	0.38	0.32	0.54	0.71	1.09

Reconciliation of GAAP cash flows from operating activities to Free Cash Flow (Non-GAAP):
Net cash provided by operating activities (GAAP)	$237	$120	$200	$357	$299
Subtract: Capital expenditures	19	17	23	36	54
Free cash flow (Non-GAAP)	$218	$103	$177	$321	$245

Revenue Before Effects of Foreign Exchange:
Total Revenue (GAAP)	$391		$405
Effects of foreign exchange	1
Non-GAAP revenue before effects of foreign exchange	$392
Year/Year Growth (4)	(3)%
Adjusted EBITDA Before Effects of Foreign Exchange:
Adjusted EBITDA	$95		$123
Effects of foreign exchange	-
Adjusted EBITDA before effects of foreign exchange	$95
Year/Year Growth (4)	(23)%

(1)	The Company defines “Adjusted EBITDA margin” as Adjusted EBITDA as a percentage of revenue.

(2)

The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect on non-GAAP adjustments was calculated based on the individual impact that these items had on our GAAP consolidated income tax expense for the periods presented.

(3)

The Company defines “non-GAAP net income per diluted share” as non-GAAP net income divided by GAAP diluted shares. During the second quarter of 2016, the Company began calculating non-GAAP net income per diluted share using GAAP diluted shares determined under the treasury stock method. All historical periods have been conformed to the current calculation method. This change did not have a material effect on our previously reported non-GAAP net income per diluted share calculations in any prior period.

(4)

Represents constant currency growth, as a percentage, which is calculated by determining the change in current period revenues and Adjusted EBITDA over prior period revenues and Adjusted EBITDA, where current period figures are translated using prior period exchange rates.

Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to TripAdvisor’s future financial performance on both a GAAP and non-GAAP basis, and the Company’s prospects as a comprehensive destination for hotels, attractions, and restaurants, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by our chief executive officer with respect to growth objectives, strategic investments, and statements regarding management’s plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors detailed in TripAdvisor’s filings with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, TripAdvisor’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. TripAdvisor is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investors (781) 800.7848 ir@tripadvisor.com	Media (781) 800.5061 uspr@tripadvisor.com